                                                                    EXHIBIT 4.12

                                 EXECUTION COPY


                         REGISTRATION RIGHTS AGREEMENT


          This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of
                                                    ---------
February 9, 1999, by and among Imax Corporation, a corporation organized under the laws of Canada (the "Company"), Wasserstein Perella Partners, L.P., a
                         -------
Delaware limited partnership ("WPLP"), Wasserstein Perella Offshore Partners,
                               ----
L.P., a Delaware limited partnership ("WPOP"), WPPN, Inc., a Delaware
                                       ----
corporation ("WPPN"), the Michael J. Biondi Voting Trust (together with WPLP,
              ----
WPOP and WPPN, "WP"), Bradley J. Wechsler ("Wechsler") and Richard L. Gelfond
                --                          --------
("Gelfond" and, together with Wechsler, the "GW Shareholders").
---------                                    ---------------


                              W I T N E S S E T H:
                              -------------------

          WHEREAS, WP is the beneficial holder of common shares of the Company ("Common Shares");
  -------------

          WHEREAS, the GW Shareholders are the beneficial holders of Common Shares and options to purchase Common Shares ("Options"); and
                                               -------

          WHEREAS, contemporaneously herewith, the parties are entering into a Second Amended and Restated Shareholders' Agreement (the "1999 Shareholders'
                                                          ------------------
Agreement") and the parties are entering into an Amended and Restated Standstill
---------
Agreement (the "1999 Standstill Agreement").
                -------------------------

          NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  Definitions.
                      -----------

          The terms set forth below shall have the following definitions:

          "1999 Shareholders' Agreement" has the meaning set forth in the
           ----------------------------
Recitals hereto.

          "1999 Standstill Agreement" has the meaning set forth in the Recitals
           -------------------------
hereto.

          "Advice" has the meaning set forth in Section 3(c) hereof.
           ------

          "Affiliate" of any Person means a Person that directly, or indirectly
           ---------
     through one or more intermediaries, controls, is controlled by or is under common control with such

     Person, and, in the case of a Person who is a natural person, such natural person's family, including any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships, and any personal representatives. A Person shall be deemed to "control" (including the correlative meanings, the terms "controlling", "controlled by", and "under common control with") another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting securities, by contract or otherwise.

          "Best Efforts" shall mean an undertaking by a party to perform or
           ------------
     satisfy an obligation or duty or otherwise act in a manner reasonably calculated to obtain the intended result by action not disproportionate, unreasonably burdensome or otherwise unreasonable under the circumstances;

     provided, that the foregoing shall not include efforts which require the
     --------
     performing party to, among other things, expend any funds in an amount disproportionate, unreasonably burdensome or otherwise unreasonable under the circumstances or to institute litigation.

          "Business Day" means a day of the year other than a day on which banks
           ------------
     are authorized or obligated to be closed in New York, New York.

          "Canadian Offering" has the meaning set forth in Section 3(a)(1)
           -----------------
     hereof.

          "Commission" has the meaning set forth in Section 3(b)(1) hereof.
           ----------

          "Common Shares" has the meaning set forth in the Recitals hereto.
           -------------

          "Company" has the meaning set forth in the introductory paragraph
           -------
     hereto.

          "Demand Notice" has the meaning set forth in Section 3(b)(1) hereof.
           -------------

          "Demand Registration" has the meaning set forth in Section 3(b)(1)
           -------------------
     hereof.

          "Exchange Act" has the meaning set forth in Section 3(f)(1) hereof.
           ------------

          "Gelfond" has the meaning set forth in the introductory paragraph
           -------
     hereto.

          "GW Shareholders" has the meaning set forth in the introductory
           ---------------
     paragraph hereto.

          "Inspectors" has the meaning set forth in Section 3(c)(14) hereof.
           ----------

          "IPO Closing" means the closing of the Company's initial public
           -----------
     offering of Common Shares.

          "IPO Shares" means the Liquidation Shares and the Common Shares,
           ----------
     including Common Shares subject to Options and warrants, beneficially owned by the parties on the date of the IPO Closing, subject to adjustment to reflect any stock dividend, stock split, reverse stock split, recapitalization or other similar transaction after the date of the IPO Closing.

          "Liquidation Notice" has the meaning set forth in Section 2(c).
           ------------------

          "Liquidation Shares" has the meaning set forth in the 1999
           ------------------
     Shareholders' Agreement.

          "Majority Amount" has the meaning set forth in Section 3(a) hereof.
           ---------------

          "NASD" means the National Association of Securities Dealers, Inc.
           ----

          "Note Purchase Agreement" means the Note Purchase Agreement, dated as
           -----------------------
     of January 3, 1994, by and among WPOP, WPLP and the Company, as amended.

          "Options" has the meaning set forth in the Recitals hereto.
           -------

          "Person" means any individual, corporation, partnership, joint
           ------
     venture, trust, unincorporated or governmental organization or any agency or political subdivision thereof.

          "Piggyback Registration" has the meaning set forth in Section 3(a)
           ----------------------
     hereof.

          "Proposed Registration" has the meaning set forth in Section 3(a)
           ---------------------
     hereof.

          "Records" has the meaning set forth in Section 3(c) hereof.
           -------

          "Registrable Securities" means the Common Shares (including the Common
           ----------------------
     Shares issuable upon exercise of options and all WP Shares), but with respect to any such Common Share, only so long as such Common Share continues to be a Restricted Security or the holder of such share is an Affiliate of the Company.

          "Registration Expenses" has the meaning set forth in Section 3(e)
           ---------------------
     hereof.

          "Restricted Security" means a Common Share, (or a Common Share
           -------------------
     issuable upon exercise of an Option) until such time as such Common Share or Option (i) has been effectively registered under the Securities Act or qualified for distribution in Canada pursuant to Canadian law in circumstances exempt under the Securities Act or when the Securities Act does not apply and disposed of in accordance with the registration statement or prospectus, as the case may be, covering it, (ii) has been sold publicly pursuant to Rule 144 under the Securities Act (or any similar provision in force, including any similar provision under the Securities Act or under any relevant Canadian law), or

     (iii) has been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for it not subject to any legal or other restriction and not bearing a legend restricting its transfer without registration or an exemption therefrom.

          "Securities" means the Common Shares, including the Common Shares
           ----------
     issuable upon exercise of the Options.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Shareholders" means the GW Shareholders together with WP.
           ------------

          "Subsidiary" means any corporation or other entity of which securities
           ----------
     or other ownership interests having ordinary voting power to elect a majority of the Board of Directors of their equivalents of such Person shall, at the time as of which any determination is being made, be owned by the Company, either directly or through Subsidiaries.

          "Wechsler" has the meaning set forth in the introductory paragraph
           --------
     hereto.

          "Working Capital Facility" has the meaning set forth in the Note
           ------------------------
     Purchase Agreement.

          "WP" has the meaning set forth in the introductory paragraph hereto.
           --

          "WP Shares " has the meaning set forth in the 1999 Shareholders'
           ---------
Agreement.

          "WPLP" has the meaning set forth in the introductory paragraph hereto.
           ----

          "WPOP" has the meaning set forth in the introductory paragraph
           ----
     thereto.

          Section 2.  Issuance of Securities; Share Certificates; Miscellaneous
                      ---------------------------------------------------------
Agreements
----------

          (a) Legend.  (i) The Company shall be entitled to affix to each
              ------
certificate evidencing Restricted Securities held by a party to this Agreement a legend in substantially the following form:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO TRANSFER OF SUCH SECURITIES MAY BE MADE UNLESS SUCH TRANSFER IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH ACT DOES NOT APPLY.

          (ii) In the event that any Securities held by a party to this Agreement shall cease to be Restricted Securities, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Securities without the legend required by Section 2(a) endorsed thereon.

          (b) Exclusive Right to Negotiate.  In the event that (i) the GW
              ----------------------------
Shareholders own at least 25% of the IPO Shares owned by them at the time of the IPO Closing, (ii) WP has received cash distributions in an amount such that on a compounded annual basis it shall have received a return on its original investment in the Company (including amounts invested to purchase securities pursuant to the Working Capital Facility) as well as a 30% compounded annual return on such investment (and such distributions shall not be subject to return by it to the Company) and (iii) WP, rather than the Board of Directors of the Company, initiates the sale of the Company as an entirety, the Company shall give the GW Shareholders written notice thereof. WP agrees that for 60 days after receipt by the GW Shareholders of such written notice it will not solicit, initiate or encourage submission of inquiries, proposals or offers or negotiate with any party other than the GW Shareholders with regard to the sale of the Company and that for 120 days after receipt by the GW Shareholders of such written notice it will not enter into any agreement for any such sale to any party other than the GW Shareholders.

          (c) Liquidating Rights of GW Shareholders.  If the GW Shareholders
              -------------------------------------
desire to exercise the rights set forth in this Section 2(c), they shall send written notice of such desire to the Company and WP between March 1 and March 31 of any of 1999, 2000 or 2001 (the "Liquidation Notice"). The GW Shareholders
                                   ------------------
shall only be entitled to send one Liquidation Notice pursuant to this Section 2(c). The Company shall then use its Best Efforts to cause at its option either
(i) the sale of the Company within a period of 180 days from its receipt of such Liquidation Notice, which in the case of a sale to WP or an Affiliate of WP, or in the case of a sale in a transaction where the fees to be received by WP or an Affiliate of WP are not customary fees charged by comparable entities for similar services, shall be at a price per Common Share deemed to be fair by a nationally recognized investment banking firm that is not Affiliated with WP or any Person holding an interest in any fund of WP, (ii) the filing of a registration statement pursuant to the Securities Act within a period of 120 days from its receipt of such Liquidation Notice pursuant to which the GW Shareholders may sell all of their Securities; or (iii) subject to applicable Canadian law, the Company to purchase all of the GW Shareholders' Securities for cash within the time and at the fair market value thereof determined as set forth below. The Company shall have 30 days after receipt of such Liquidation Notice to notify the GW Shareholders in writing which of the foregoing provisions it will use Best Efforts to comply with.

          If the Company elects to use Best Efforts to pursue the purchase of the Securities as set forth in clause (iii) above, the GW Shareholders shall have 10 days from their receipt of such notice from the Company to notify the Company in writing of what they believe to be the fair market value of such Securities. The Company shall have 10 days from its receipt of such notice from the GW Shareholders to notify the GW Shareholders in writing that it does not concur with their determination of the fair market value for such Securities.
If the Company notifies the GW Shareholders in writing within such period that it objects to such valuation, the GW Shareholders shall have an additional 30 days to notify the Company of the fair market value of the Securities as determined by a nationally recognized investment banking firm selected by the GW Shareholders. The GW Shareholders shall include with such notification a copy of the valuation opinion delivered to them by such investment banking firm. The Company shall have 10 days from the receipt of such notification and valuation opinion to notify the GW Shareholders in writing that it does not concur with the fair market value for such Securities as set forth in such opinion. If the Company notifies the GW Shareholders in writing within such period that it objects to such valuation, it shall have an additional 30 days to notify the GW Shareholders of the fair market value of the Securities as determined by a nationally recognized investment banking firm selected by the Company. The Company shall include with such notification a copy of the valuation opinion delivered to it by such investment banking firm. If the fair market value of the Securities as determined by the nationally recognized investment banking firm selected by the Company is greater than or equal to 95% of the fair market value of the Securities as determined by the nationally recognized investment banking firm selected by the GW Shareholders, the fair market value of the Securities shall be equal to half of the sum of the fair market values of such Securities as set forth in such opinions. If the provisions of the preceding sentence do not apply and if within 10 days of the GW Shareholders' receipt of notice from the Company of the fair market value of the Securities as determined by the nationally recognized investment banking firm selected by the Company, the GW Shareholders and the Company are still unable to agree on such fair market value, then the two investment banking firms will select a third investment banking firm who will have 30 days to deliver its opinion to the Company and the GW Shareholders as to its determination of the fair market value of the Securities. The determination by such third investment banking firm shall be conclusive and binding on the Company and the GW Shareholders; provided that in no event will such value be less than the value
              --------
determined by the investment banking firm selected by the Company or more than the value determined by the investment banking firm selected by the GW Shareholders. All determinations of the value of the GW Shareholders' Securities made by investment banking firms in connection with the Company's election to purchase the GW Shareholders' Securities pursuant to this Section 2(c) shall value such Securities by reference to such Securities' pro rata portion of the going concern equity value of the Company as of the date of such determination, considered in the context of a hypothetical purchase of the Company negotiated between a willing buyer and a willing seller, neither of whom is under a compulsion to act, without any discount for a minority interest, transfer restrictions, illiquidity or other similar factors. The GW Shareholders shall bear the fees, costs and expenses of the investment banking firm retained by them and WP shall bear the fees, costs and expenses of the investment banking firm retained by the Company. The fees, costs and expenses of the third investment banking firm, if any, shall be borne 50% by WP, on the one hand, and 50% by the GW Shareholders, on the other hand. The Company shall be obligated to purchase the Securities on a date no later than 10 days after the fair market value thereof is agreed to as set forth above.

          Section 3.  Registration Rights.
                      -------------------

          (a) Piggyback Registration Rights.
              -----------------------------

          (1) Right to Piggyback.  Subject to the last sentence of this
              ------------------
paragraph (1), whenever the Company proposes to register any Common Shares under the Securities Act, other than a registration statement on Form S-4 or S-8 (or any successor forms or comparable foreign forms) or filed in connection with an exchange offer or an offering of securities solely to the Company's existing stockholders (a "Proposed Registration") and the registration form to be used may be used for
 ---------------------
the registration of the Registrable Securities (a "Piggyback Registration"), the
                                                   ----------------------
Company will give prompt written notice to WP and the GW Shareholders of its intention to effect such a registration and will, subject to Section 3(a)(2) hereof, include in such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein from WP and the GW Shareholders within 15 days after receipt of the Company's notice, provided that if, at any time after giving written notice of its
        --------
intention to register any Common Shares and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such shares, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (a) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and
(b) in the case of delay in registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other shares. Except as may otherwise be provided in this Agreement, Registrable Securities with respect to which such request for registration has been received will be registered by the Company and offered to the public pursuant to this
Section 3 on the same terms and subject to the same conditions applicable to similar securities of the Company included in the Proposed Registration.

          If the Company proposes, in conjunction with a Piggyback Registration, to file a prospectus with any Canadian securities regulatory authority or otherwise to qualify the Common Shares for distribution in any province of Canada (a "Canadian Offering"), each holder of Registrable Securities shall be
           -----------------
entitled, subject to applicable Canadian securities law, to participate in such Canadian Offering to the same extent and on the same terms and conditions (before, during and after the Canadian Offering), mutatis mutandis, as such
                                                  ------- --------
holder is entitled to participate in the Piggyback Registration under this Agreement.

          (2) Priority of Piggyback Registrations.  If the managing underwriter
              -----------------------------------
or underwriters advise the Company in writing that in its or their opinion the number or type of securities proposed to be sold in a registration statement exceeds the number or type which can be sold in such offering (a) at a price reasonably related to the then current market value of such securities, or (b) without otherwise materially and adversely affecting the entire offering, then the Company will include in such registration the number or type of Registrable Securities which, in the opinion of such underwriter or underwriters, can be sold as follows: (i) first, the securities that the Company proposes to sell for its own account or is required to register on behalf of any Person exercising demand registration rights, and (ii) second, to the extent that the number of securities described in clause (i) above is less than the number of securities that the Company has been advised can be sold in such offering without the adverse effect referred to above, the Registrable Securities of WP and the GW Shareholders which have been requested to be included in such registration under this Section 3(a) and all Common Shares requested to be included by third parties exercising rights similar to those granted in this
Section 3(a), on a pro rata basis (which, in the case of Common Shares, shall be based on the number of shares of

Common Shares then owned by each holder of Registrable Securities and each such other party assuming exercise of all of their exchange, conversion and subscription rights with respect to all securities of the Company).

          (3) Selection of Underwriters.  If any Piggyback Registration is an
              -------------------------
underwritten offering, the Company will select a managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters will be of nationally recognized standing and which will be reasonably acceptable (A) to WP (after consultation with the GW Shareholders) if the Piggyback Registration is being made in connection with the exercise by WP of its Demand Registration Rights under Section 3(b), (B) to the GW Shareholders (after consultation with WP) if such Piggyback Registration is being made in connection with the exercise by the GW Shareholders of their Demand Registration rights under Section 3(b), (C) if the foregoing clauses (A) and (B) do not apply, to WP (after consultation with the GW Shareholders), so long as WP is a participant in such underwritten offering and either (i) holds at least 75% of the IPO Shares held by it at the time of the IPO Closing or (ii) holds more of the Securities (in each case assuming exercise of all exchange, conversion or subscription rights with respect to all securities of the Company then held by
it) than any other holder, or (D) if the foregoing clauses (A), (B) and (C) do not apply, to persons holding a majority of each type of the Registrable Securities to be included in such registration statement (a "Majority Amount").
                                                             ---------------

          (b)  Demand Registration Rights.
               --------------------------

          (1) Right to Demand.  WP or the GW Shareholders may make a written
              ---------------
request to the Company for registration with the Securities and Exchange Commission (the "Commission") under and in accordance with the provisions of the
                 ----------
Securities Act of all or part of its Registrable Securities. Within 10 days after receipt of any such request, the Company will serve written notice (the

"Demand Notice") of such registration request to WP and the GW Shareholders and
--------------
the Company will include in such registration all Registrable Securities of WP and the GW Shareholders with respect to which the Company has received written requests for inclusion therein within 15 Business Days after the receipt by the applicable holder of the Demand Notice. All requests made pursuant to this
Section 3(b)(1) (each, a "Demand Registration") will specify the aggregate
                          -------------------
number and type of the Registrable Securities to be registered and will also specify the intended methods of disposition thereof. WP shall be entitled to four Demand Registrations and the GW Shareholders shall be entitled to two Demand Registrations.

          (2) Priority on Demand Registrations.  If the managing underwriter or
              --------------------------------
underwriters of a Demand Registration (or, in the case of a Demand Registration not being underwritten, if (A) WP (after consultation with the GW Shareholders) if such Demand Registration is being made at the request of WP pursuant to
Section 3(b), (B) the GW Shareholders (after consultation with WP) if such Demand Registration is being made at the request of the GW Shareholders pursuant to Section 3(b), (C) if the foregoing clauses (A) and (B) do not apply, WP so long as WP either (i) holds at least 75% of the IPO Shares held by it at the time of the IPO Closing or (ii) holds more of the Securities (in each case assuming exercise of all exchange, conversion and subscription rights with respect to all securities of the Company) than any other holder or (D) if the foregoing clauses (A), (B) and
(C) do not apply, a Majority Amount of each type of holders registering Registrable Securities therein) advise the Company in writing that in its or their opinion the number or type of securities proposed to be sold in such Demand Registration exceeds the number which can be sold in such offering (a) at a price reasonably related to the then current market value of such securities, or (b) without otherwise materially and adversely affecting the entire offering, then the Company will include in such registration only the number or type of securities which, in the opinion of such underwriter or underwriters (or holders, as the case may be) can be sold in such offering without the adverse effect referred to above, (x) first, Registrable Securities requested to be included in such offering by the party or parties exercising a right to a Demand Registration, and (y) second, other securities of the Company proposed to be included in such offering, in accordance with the priorities then existing among the Company and the holders of such other securities.

          (3) Selection of Underwriters.  If any Demand Registration is an
              -------------------------
underwritten offering, (A) WP (after consultation with the GW Shareholders) if such Demand Registration is being made at the request of WP pursuant to Section 3(b), (B) the GW Shareholders (after consultation with WP) if such Demand Registration is being made at the request of the GW Shareholders pursuant to
Section 3(b), (C) if the foregoing clauses (A) and (B) do not apply, WP (after consultation with the GW Shareholders), so long as WP is a participant in such underwritten offering and either (i) holds at least 75% of the IPO Shares held by it at the time of the IPO Closing or (ii) holds more of the Securities (in each case assuming exercise of all exchange, conversion and subscription rights with respect to all securities of the Company) than any other holder or (D) if the foregoing clauses (A), (B) and (C) do not apply, the holders of a Majority Amount of each type of the Registrable Securities to be included in such Demand Registration will select a managing underwriter or underwriters to administer the offering.

          (c) Registration Procedures.  With respect to any Piggyback or Demand
              -----------------------
Registration, the Company will, as expeditiously as practicable:

          (1) prepare and file with the Commission a registration statement which includes the Registrable Securities and use its best efforts to cause such registration statement to become effective; provided that before
                                                      --------
     filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement, the Company will furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, draft copies of all such documents proposed to be filed at least five (5) business days prior thereto, which documents will be subject to the reasonable review of such holders and underwriters, and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which (A) WP (after consultation with the GW Shareholders), if such registration is a Demand Registration being made at the request of WP pursuant to Section 3(b), (B) the GW Shareholders (after consultation with WP), if such registration is a Demand Registration being made at the request of the GW Shareholders pursuant to Section 3(b), (C) if the foregoing clauses (A) and (B) do not apply, WP so long as WP is a participant in such underwritten offering and either (i) holds at least 75% of the IPO Shares held by it at the time of the IPO Closing or (ii) holds more of the Securities (in each case assuming exercise of all exchange, conversion and subscription rights with respect to all securities of the Company then held by it) than any other holder or
     (D) if the foregoing clauses (A), (B) and (C) do not apply, holders of a Majority Amount of each type of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object, and will notify each holder of the Registrable Securities of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

          (2) prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for a period of not less than 90 days (or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn, but not prior to the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable); cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus. The Company shall not be deemed to have used its best efforts to keep a registration statement effective during the applicable period if it voluntarily takes any action that would result in selling holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period unless such action is required under applicable law;

          (3) furnish to any holder of Registrable Securities included in such registration statement and the underwriter or underwriters, if any, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto, upon request, and such number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such holder or underwriter may request in order to facilitate the disposition of the Registrable Securities being sold by such holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each holder holding Registrable Securities covered by the registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto); provided that
                                                                --------
     before filing a registration statement or prospectus or any amendment or supplements thereto, the Company will furnish to one counsel selected by
     (A) WP (after consultation with the GW Shareholders) if such registration is a Demand Registration being made at the request of WP pursuant to
     Section 3(b), (B) the GW Shareholders (after consultation with WP), if such registration is a Demand Registration being made at the request of the GW

     Shareholders pursuant to Section 3(b), (C) if the foregoing clauses (A) and
     (B) do not apply, WP so long as WP is a participant in such underwritten offering and either (i) holds at least 75% of the IPO Shares held by it at the time of the IPO Closing or (ii) holds more of the Securities (in each case assuming exercise of all exchange, conversion and subscription rights with respect to all securities of the Company then held by it) than any other holder or (D) if the foregoing clauses (A), (B) or (C) do not apply, the holders of a Majority Amount of each type of the Registrable Securities covered by such registration statement, copies of all documents proposed to be filed which documents will be subject to the review and comments of such counsel;

          (4) notify each holder of Registrable Securities included in such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, when the Company becomes aware of the occurrence of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (5) use its Best Efforts to cause all Registrable Securities included in such registration statement to be listed, by the date of the first sale of Registrable Securities pursuant to such registration statement, on each securities exchange on which the Common Shares are then listed or proposed to be listed, if any;

          (6) make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement shall cover said 12-month period;

          (7) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

          (8) if requested by the managing underwriter or underwriters or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or such holder requests to be included therein, including, without limitation, with respect to the number of Registrable Securities, being sold by such holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and promptly make all required filings of such prospectus supplement or post-effective amendment;

          (9) as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a registration statement, deliver a copy of such document to each holder of Registrable Securities covered by such registration statement;

          (10) on or prior to the date on which the registration statement is declared effective, use its Best Efforts to register or qualify, and cooperate with the holders of Registrable Securities included in such registration statement, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction as any such holder or underwriter reasonably requests in writing, to use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement;

     provided that the Company will not be required to qualify generally to do
     --------
     business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

          (11) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such holders may request;

          (12) use its Best Efforts to cause the Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such securities;

          (13) enter into such customary agreements (including, without limitation, an underwriting agreement in customary form) and take all such other actions (A) WP (after consultation with the GW Shareholders), if such registration is a Demand Registration being made at the request of WP pursuant to Section 3(b), (B) the GW Shareholders (after consultation with
     WP) if such registration is a Demand Registration being made at the request of the GW Shareholders pursuant to Section 3(b), (C) if the foregoing clauses (A) or (B) do not apply, WP so long as WP is a participant in such underwritten offering and either (i) holds at least 75% of the IPO Shares held by it at the time of the IPO Closing or (ii) holds more of the Securities (in each case assuming exercise of all exchange, conversion and subscription rights with respect to all securities of the Company then held by it) than any other holder or (D) if the foregoing clauses (A), (B) and (C) do not apply, the holders of a Majority Amount of each type of the Registrable Securities being sold or the underwriters retained by the holders participating in an underwritten public offering, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (14) make available for inspection by any holder of Registrable Securities included in such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other
                                     ----------
     records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable
                         -------
     the Inspectors to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided that Records which the Company determines,
                             --------
     in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed to the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided further, however, that any decision not to
                             -------- -------  -------
     disclose information pursuant to clause (i) shall be made after consultation with counsel for the Company and counsel for such Inspectors; and each holder of Registrable Securities included in such registration statement agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

          (15) use its Best Efforts to obtain a cold comfort letter from the Company's independent public accountants and an opinion of outside counsel to the Company, each in customary form and covering such matters of the type customarily covered by cold comfort letters or opinions of counsel, as the case may be, as (A) WP, if such registration is a Demand Registration being made at the request of WP pursuant to Section 3(b), (B) the GW Shareholders, if such registration is a Demand Registration being made at the request of the GW Shareholders pursuant to Section 3(b), (C) if the foregoing clauses (A) and (B) do not apply, WP so long as WP is a participant in such underwritten Offering and either (i) holds at least 75% of the IPO Shares held by it at the time of the IPO Closing or (ii) holds more of the Securities (in each case assuming exercise of all exchange, conversion and subscription rights with respect to all securities of the Company then held by it) than any other holder or (D) if the foregoing clauses (A), (B) and (C) do not apply, the holders of a Majority Amount of each type of the Registrable Securities being sold reasonably request;

          (16) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

          (17) use its reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

          Each holder of Registrable Securities, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(c)(4) will forthwith discontinue disposition of the Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(c)(4) or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods mentioned in Section 3(c)(2) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by each registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3(c)(4) or the Advice.

          (d)  Holdback Arrangements.
               ---------------------

          (1) Restrictions on Public Sale by Holders of Registrable Securities.
              ----------------------------------------------------------------
To the extent not inconsistent with applicable law, each holder whose Registrable Securities are included in an underwritten registration statement agrees not to effect any public sale or distribution of the securities being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during the 30-day period beginning on, the effective date of such registration statement, if and to the extent requested by the managing underwriter or underwriters of such underwritten public offering, other than pursuant to such underwritten public offering.

          (2) Restrictions on Public Sale by the Company and Others.  The
              -----------------------------------------------------
Company and the Shareholders agree (i) not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities (other than any such sale or distribution of such securities pursuant to registration of such securities on Form S-4 or S-8 or any successor forms or comparable foreign forms or any such sale or distribution of such securities in connection with any merger or consolidation involving the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of the capital equity or substantially all of the assets of any other Person), during the 14 days prior to, and during the 30-day period beginning on, the effective date of any registration statement except as part of such registration statement; and
(ii) that any agreement entered into after the date of
this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this Section 3(d)(2) shall not
--------  -------
prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

          (3) Other Registrations.  If the Company has previously filed a
              -------------------
registration statement with respect to any of its Registrable Securities, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its Registrable Securities under the Securities Act (except on Form S-4 or S-8 or any successor forms or comparable foreign forms), whether on its own behalf or at the request of any holder or holders of Registrable Securities, until a period of at least six months has elapsed from the effective date of such previous registration (provided that in the case of a Demand Registration such
                       --------
period shall commence on the date the Company is first served the Notice and shall continue until at least six months have elapsed from the effective date of such Demand Registration).

          (e) Registration Expenses.  All of the costs and expenses of each
              ---------------------
registration hereunder, including, without limitation, all registration and filing fees, all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E of the By-laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD, fees and expenses of compliance with securities or blue sky laws of any jurisdiction (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or comfort letters required by or incident to such performance), Securities Act liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other persons retained by the Company, reasonable fees and expenses of one counsel for the holders of the Registrable Securities in connection with each registration hereunder (but not including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities which shall be for the account of such holders) and any reasonable out-of-pocket expenses of the holders of the Registrable Securities (or agents who manage their accounts) (all such expenses being herein called "Registration Expenses"), will be borne by the
                                   ---------------------
Company.

          (f) Indemnification; Contribution.
              -----------------------------

          (1) Indemnification by the Company.  The Company agrees to indemnify
              ------------------------------
and hold harmless each selling holder of Registrable Securities, its officers, directors, agents, employees, partners and Affiliates and each Person, if any, who controls such selling holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages,
      ------------
liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission based upon information with respect to such selling holder furnished in writing to the Company by such selling holder expressly for use therein. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers, directors, agents, employees, partners and Affiliates and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the selling holders provided in this Section 3(f).

          (2) Conduct of Indemnification Proceedings.  If any action or
              --------------------------------------
proceeding (including any governmental investigation) shall be brought or asserted against any selling holder (or any of its officers, directors, agents, employees, partners or Affiliates) or any Person controlling any such selling holder in respect of which indemnity may be sought from the Company, the Company shall be permitted, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the Company with respect to such claim, to assume the defense thereof, including the employment of counsel reasonably satisfactory to such selling holder, and shall assume the payment of all expenses. Whether or not such defense is assumed by the Company, the Company shall not be liable for any settlement of any such action or proceeding effected without its written consent (but such consent will not be unreasonably withheld). The Company will not consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the Company is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the Company shall be obligated to pay the fees and expenses of such additional counsel or counsels. Any selling holder entitled to indemnification hereunder agrees to give prompt written notice to the Company after the receipt by such selling holder of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such selling holder will claim indemnification or contribution pursuant to this Agreement.

          (3) Indemnification by Holders of Registrable Securities.  Each
              ----------------------------------------------------
selling holder of Registrable Securities agrees to indemnify and hold harmless the Company, its officers, directors, agents, employees, partners and Affiliates, and each Person, if any, who controls the

Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the selling holders of Registrable Securities, but only with respect to information furnished in writing by such selling holder with respect to such selling holder expressly for use in any registration statement or prospectus relating to the Registrable Securities which contained a material misstatement of fact or omission of a material fact, or any amendment or supplement thereto, or any preliminary prospectus. In no event shall the liability of any selling holder hereunder be greater in amount than the dollar amount of the proceeds received by such selling holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. In case any action or proceeding shall be brought against the Company or its officers, directors, agents, employees, partners or Affiliates, or any such controlling Person, in respect of which indemnity may be sought against any selling holder, such selling holder shall have the rights and duties given to the Company, and the Company or its officers, directors, agents, employees, partners or Affiliates, or such controlling Person shall have the rights and duties given to such selling holders by Section 3(f)(2). Each selling holder of Registrable Securities also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers, directors, agents, employees, partners and Affiliates, and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this
Section 3(f)(3).

          (4) Contribution.  If the indemnification provided for in this Section
              ------------
3(f) is unavailable to the Company, the selling holders or the underwriters in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgements in such proportion as is appropriate to reflect the relative fault of the indemnifying parties and indemnified parties in connection with such statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3(f)(4) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable consideration referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or, judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3(f)(4), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no selling holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling holder were offered to the public exceeds the amount of any damages which such selling holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (g) Participation in Underwritten Registrations.  No holder of
              -------------------------------------------
Registrable Securities may participate in any underwritten registration hereunder unless such holder (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the holders as provided herein and (b) completes and executes all questionnaires, powers of attorneys, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

          (h) Rule 144 Etc.  The Company covenants that it will file any reports
              ------------
required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales under Rule 144, Rule 144A and Regulation S under the Securities Act) that it will take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable the holders of Registrable Securities to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, Rule 144A or Regulation S under the Securities Act, as such Rules or such Regulation may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.

          (i) Other Registration Rights.  The Company will not grant any Person
              -------------------------
any demand or piggyback registration rights with respect to its securities other than registration rights that would not be inconsistent with the terms of this
Section 3. The Company will not have the right to piggyback on any Demand Registration and the Company will not grant any registration rights that would permit any Person the right to piggyback on any Demand Registration.

          (j) Termination.  This Section 3 shall continue in full force and
              -----------
effect until none of the Securities are Registrable Securities, except that paragraph (f) shall survive any termination of this Section 3.

          Section 4.  Miscellaneous.
                      -------------

          (a) Stop Transfer Order.  The Company may enter a stop transfer order
              -------------------
with the transfer agent or agents of voting securities against the transfer of voting securities except in compliance with the requirements of this Agreement. The Company agrees to remove promptly any stop transfer order with respect to certificates for any voting securities that are no longer subject to the restrictions contained in this Agreement.

          (b) Binding Effect.  Unless otherwise provided herein, the provisions
              --------------
of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective successors, assigns and transferees.

          (c) Entire Agreement.  This Agreement, together with the 1999
              ----------------
Shareholders' Agreement and the 1999 Standstill Agreement, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, including, without limitation, the Amended and Restated Shareholders' Agreement, dated as of June 16, 1994, among WP, the GW Shareholders and the Company.

          (d) Amendments, Etc.  This Agreement can be amended, supplemented or
              ---------------
changed, and any provision hereof can be waived, only by written instrument signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought.

          (e) Severability.  If any provision of this Agreement is invalid or
              ------------
unenforceable, the balance of this Agreement shall remain in full force and effect and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

          (f) Descriptive Headings.  The descriptive headings of this Agreement
              --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          (g) Notices.  All communications provided for under this Agreement
              -------
shall be in writing and shall be delivered by hand, by telecopy, telegram or telex, or by mail (registered or certified mail, postage prepaid, return receipt requested) to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given on the day of such hand delivery thereof or the third business day after such mailing:

          If to WPLP, WPOP, WPPN or
          the Michael J. Biondi Voting Trust, to such party:

          c/o Wasserstein Perella Management Partners, Inc.
          31 West 52nd Street
          26th Floor

          New York, New York  10019
          Telecopier: (212) 969-7836
          Attention:  W. Townsend Ziebold

          with a copy to:

          Stikeman, Elliott
          Suite 5300
          Commerce Court West
          Toronto, Ontario
          M5L1B9
          Telecopier: (416) 947-0866
          Attention: Marvin Yontef/Mihkel Voore

          and a copy to:

          Skadden, Arps, Slate, Meagher & Flom LLP
          919 Third Avenue
          New York, NY 10022
          Telecopier: (212) 735-2000
          Attention: Robert Chilstrom/Avinash Ganatra

          If to Wechsler, to:

          Bradley J. Wechsler
          88 East Middle Patent Road
          Bedford, New York  10506

          with a copy to:

          Shearman & Sterling
          599 Lexington Avenue
          New York, New York  10022
          Telecopier: (212) 848-7179
          Attention:  Peter D. Lyons

          If to Gelfond, to:

          Richard L. Gelfond
                    2 Squabble Lane
          Southampton, New York  11969

          with a copy to:

          Shearman & Sterling

          599 Lexington Avenue
          New York, New York  10022
          Telecopier: (212) 848-7179
          Attention:  Peter D. Lyons

          If to the Company, to:

          Imax Corporation
          110 East 59th Street
          Suite 2100
          New York, New York  10022
          Telecopier: (212) 371-5510
          Attention:  Chief Executive Officer

          With a copy to:

          Imax Corporation
          2525 Speakman Drive
          Mississauga, Ontario
          L5K 1B1 Canada
          Telecopier: (905) 403-6468
          Attention: Corporate Secretary

          and a copy to:

          McCarthy Tetrault
          Suite 4700
          Toronto Dominion Bank Tower
          Toronto Dominion Centre
          Toronto, Ontario
          M5K 1E6 Canada
          Telecopier: (416) 868-0673
          Attention:  Garth M. Girvan
          and a copy to:

          Shearman & Sterling
          599 Lexington Avenue
          New York, New York 10022
          Telecopier: (212) 848-7179
          Attention: Peter D. Lyons

or to such other Persons or at such other addresses as shall be furnished by any such party by like notice given to the other parties of this Agreement.

          (h) Governing Law; Submission to Jurisdiction.  This Agreement shall
              -----------------------------------------
be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws. Each of the parties hereto hereby irrevocably consents to personal jurisdiction and venue in any court of the State of New York or any Federal court sitting in the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Agreement or any of the agreements or transactions contemplated hereby, which is brought by or against such party, and hereby agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court. Each of the parties hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth above, such service to become effective ten (10) days after such mailing. ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR ACTION ARISING OUT OF THIS AGREEMENT OR CONDUCT IN CONNECTION WITH THIS AGREEMENT IS HEREBY WAIVED.

          (i) Injunctive Relief.  The Company and the Shareholders recognize
              -----------------
that in the event they fail to perform, observe or discharge any of their respective obligations or liabilities under this Agreement, no remedy at law will provide adequate relief to the injured parties, and agree that the injured parties shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without being required to post a bond or other security.

          (j) Termination.  This Agreement shall terminate if at any time WP
              -----------
ceases to own at least 10% of the IPO Shares owned by them at the time of the IPO Closing, except that (i) the provisions of Section 2(c) shall terminate on April 1, 2001 and (ii) the provisions of Section 3 hereof shall terminate as provided in Section 3(j), except as otherwise provided therein.

          (k) Limitation of Liability.  No personal liability or responsibility
              -----------------------
of either GW Shareholder or any partner or shareholder of WP shall at any time be enforceable against either GW Shareholder or any partner or shareholder of WP on account of any representation, warranty, undertaking, covenant or agreement made by it hereunder, either express or implied, all such personal liability, if any, being expressly waived by each party to this Agreement and by all Persons claiming by, through or u nder any such party, provided that any party to this Agreement making claim
                     --------
hereunder may realize upon the Securities held by either the GW Shareholder and each partner or shareholder of WP at such time for satisfaction of the same.

          (l) Execution in Counterparts.  This Agreement may be executed and
              -------------------------
delivered (including by facsimile transmission) in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the day and year first above written.

                              WASSERSTEIN PERELLA PARTNERS, L.P.

                              By  WASSERSTEIN PERELLA MANAGEMENT
                                    CK PARTNERS, INC., its General Partner


                                 By:  /s/ W. Townsend Ziebold
                                      -----------------------
                                    Name:  W. Townsend Ziebold
                                    Title: Vice President

                              WASSERSTEIN PERELLA OFFSHORE
                                 PARTNERS, L.P.

                              By WASSERSTEIN PERELLA MANAGEMENT
                                    CK PARTNERS, INC., its General Partner


                                 By:  /s/ W. Townsend Ziebold
                                      -----------------------
                                    Name:  W. Townsend Ziebold
                                    Title: Vice President



                                 WPPN, INC.



                                 By:  /s/ James C. Kingsbury
                                      ----------------------
                                    Name:  James C. Kingsbury
                                    Title: Treasurer and Secretary

                                 MICHAEL J. BIONDI VOTING TRUST


                                 By:  /s/ James C. Kingsbury
                                      ----------------------
                                    Name:  James C. Kingsbury
                                    Title: Attorney-in-Fact


                                 /s/ Richard L. Gelfond
                                 ----------------------
                                  Richard L. Gelfond

                                 /s/ Bradley J. Wechsler
                                 -----------------------
                                  Bradley J. Wechsler


                                 IMAX CORPORATION


                                 By:  /s/ John M. Davison
                                      -------------------
                                    Name:  John M. Davison
                                    Title: Director


                                 By:  /s/ Garth M. Girvan
                                      -------------------
                                    Name:  Garth M. Girvan
                                    Title: Director